UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 2.01 regarding the Purchase Agreement and License Agreement (each, as defined therein) is hereby incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 1, 2025, NextTrip, Inc. (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with Ovation LLC (“Ovation”), pursuant to which the Company purchased assets, including without limitation trademarks, domains, apps and certain agreements, and assumed certain liabilities related to Ovation’s JOURNY business (the “JOURNY Acquisition”). JOURNY is an established adventure and travel-themed direct streaming Free Ad-Supported Streaming TV (“FAST”) channel (the “JOURNY Channel”), which curates immersive programming centered on exploration and global culture. The Company’s acquisition of the JOURNY assets is intended to enhance the Company’s content portfolio, expand its advertising reach and strengthen its existing Compass.tv platform. The JOURNY Acquisition closed on April 1, 2025.

Pursuant to the Purchase Agreement, as consideration for the JOURNY Acquisition, the Company paid Ovation $300,000 in cash at closing and issued Ovation 20,000 restricted shares of Company common stock (the “Shares”).

In connection with the JOURNY Acquisition, on April 1, 2025, the Company and Ovation also entered into a License Agreement (the “License Agreement”), pursuant to which Ovation granted the Company the non-exclusive right, throughout the territories and for the term set forth therein, to exhibit, promote, market, advertise, publicize and/or otherwise exploit the programs listed in the License Agreement in the media of (i) FAST via the JOURNY Channel and (ii) Video On Demand via the JOURNY Channel. Pursuant to the License Agreement, Ovation shall not license any unaffiliated third party the right to exhibit certain of the programs subject to the License Agreement, and shall not use certain of the programs subject to the License Agreement on its owned or operating streaming platforms (subject to certain exceptions). As consideration for the rights granted under the License Agreement, the Company agreed to pay Ovation an aggregate non-refundable license fee of $336,801, as follows:

Payment Date	Amount
April 30, 2025	$47,709
July 31, 2025	$59,709
October 31, 2025	$47,709
January 31, 2026	$22,709
April 30, 2026	$22,709
July 31, 2026	$22,709
October 31, 2026	$22,709
January 31, 2027	$22,709
April 30, 2027	$22,709
July 31, 2027	$22,709
October 31, 2027	$22,709

Either party may terminate the License Agreement in the event of a material default by the other party that is not cured within fifteen days after the defaulting party receives notice of such default.

The Purchase Agreement and License Agreement contains customary representations, warranties, covenants and events of default.

The foregoing summaries of the Purchase Agreement and License Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents attached as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Shares is hereby incorporated herein by reference.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to Ovation in a transaction exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Shares constitute “restricted securities” within the meaning of Rule 144 under the Act.

Item 7.01 Regulation FD Disclosure.

On April 7, 2025, the Company issued a press release announcing execution of the JOURNY Acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
2.1	Asset purchase Agreement by and between the Company and Ovation, LLC, dated April 1, 2025.
10.1	License Agreement by and between the Company and Ovation, LLC, dated April 1, 2025.
99.1	Press Release, dated April 7, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	April 7, 2025	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer